Exhibit 10.14

PRODUCT SALES AGREEMENT

This Product Sales Agreement (this “Agreement”) is made as of 1st March 2022 (the “Effective Date”), by and between ShenZhen Yibaite Software Co. Ltd. with an address of  Building 1, Block B-707, Huai De Mall, Fu Yong Road, Bao An, Shen Zhen, China (the “Seller”) and Sagtec Group Sdn Bhd, with an address of No 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur, (the “Customer”), also individually referred to as “Party”, and collectively “the Parties.”

NOW, THEREFORE, for and in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby duly acknowledged, Seller and Customer covenant and agree as follows:

A.	Description of the Product. Seller shall sell to Customer, and Customer shall purchase from Seller the following products:

a.	Food Ordering Kiosk Machine

b.	Server AP01 PLUS
c.	Proxy Cloud Server
d.	High Speed Ram Multi Hit Entry Server

B.	Price. The Seller agrees to sell the Goods to the Customer. The Seller will provide an invoice to the Customer at the time of delivery. All invoices must be paid, in full, before the delivery of the products.

C.	Delivery. The Product shall be shipped to Customer by Seller after payment for the Product and shipping is made in full (the “Shipment Date”).

D.	Terms and Conditions. The Terms and Conditions of Sale attached hereto as Exhibit “A’’ are incorporated into this Agreement by reference as if fully set forth herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first set forth above.

SELLER:		CUSTOMER:!
By:	/s/ WEI, RAN	By:	/s/ Ng Chen Lok
Name:	WEI, RAN	Name:	Ng Chen Lok
Date:	1/3/22	Date:	1.3.2022

EXHIBIT A

TERMS AND CONDITIONS OF SALE

1.	Terms and Conditions. These Terms and Conditions of Sale (these “Terms”) apply to the sale and delivery by Seller to Customer of the Product as set forth in the Agreement to which these Terms are attached. These Terms are incorporated into the Agreement and, in combination therewith, constitute the entire agreement between the parties with respect to the sale and delivery of the Product. The Agreement is expressly limited to these Terms, and any and all terms or provisions submitted by Customer which add to, conflict with, or otherwise modify these Terms or the Agreement are expressly rejected.

2.	Risk of Loss. Risk of loss of the Product shall transfer to Customer on the Shipment Date.

3.	Title. Notwithstanding delivery of the Product or any other provision of these Terms, title to the Product shall not pass to Customer until Seller has received payment in full for the invoiced amount for the Product and payment of all other monies then due or owing to Seller.

4.	Disclaimer of Warranties. THE GOODS ARE SOLD ‘AS IS’. THE SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.	Consequential Damages; Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement, Seller and Customer waive all claims against each other for any consequential, incidental, indirect, special, exemplary or punitive damages (including but not limited to, loss of actual or anticipated profits, revenues or product; or loss of use), and regardless of whether any such claim arises out of breach of contract, tort, product liability, indemnity, contribution, strict liability or any other legal theory.

6.	Default; Cancellation and Remedies. The occurrence of any one or more of the following matters, and the continuation of the same for seven (7) days after Customer’s receipt of written notice thereof from Seller, shall constitute a default under the Agreement (a “Default”): (a) failure by Customer to observe and perform any covenant, condition or agreement on its part to be observed or performed hereunder, (b) the insolvency, dissolution, or liquidation of Customer, or the filing of a petition in bankruptcy by or against Customer or the adjudication of Customer as bankrupt, or any general assignment by Customer for the benefit of its creditors, or the application for, or consent to, the appointment of any receiver, trustee, custodian, or similar officer by Customer; or (c) failure (or admission in writing of inability or unwillingness) by Customer to pay amounts due and payable to Seller hereunder. In the event of a Default, Seller may avail itself of any and all rights or remedies available at law or in equity.

7.	Cancellation; Additional Remedies for Customer’s Default. The Agreement is not subject to cancellation except by mutual written agreement of the parties.

8.	Governing Law. The Parties agree that this Agreement shall be governed by the State and/or Country in which both Parties do business. In the event that the Parties do business in different States and/or Countries, this Agreement shall be governed by Malaysia law.

9.	Notices. All notices required hereunder shall be in writing and shall be deemed properly served if delivered in person or by reputable overnight courier service, or if sent by registered or certified mail, with postage prepaid and return receipt requested, to the addresses in the Agreement or to such addresses as a party may designate from time to time pursuant to this Section 13. All notices shall be deemed received on the date of delivery or attempted delivery, if delivered in person, or if mailed, on the date which is two (2) days after the date such notice is deposited in the mail.

10.	Severability. In the event any provision of this Agreement is deemed invalid or unenforceable, in whole or in part, that part shall be severed from the remainder of the Agreement and all other provisions should continue in full force and effect as valid and enforceable.

11.	Authority to Execute. Each party represents and warrants to the other that the Agreement has been duly authorized, executed and delivered by and on behalf of each such party and constitutes the legal, valid and binding agreement of said parties. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute an original of this agreement, but all the counterparts shall together constitute the same agreement. No counterpart shall be effective until each party has executed at least one counterpart.

12.	No Waiver. No course of dealing or failure of Seller or Customer to strictly enforce any term, right or conditions of this Agreement shall be construed as a waiver of such term, right or condition. No express waiver of any term, right or condition of this Agreement shall operate as a waiver of any other term, right or condition.

13.	Compliance with Laws and Regulations. Customer is responsible for complying with any and all applicable federal, state and local laws, codes, ordinances, rules, regulations, and administrative orders, including, without limitation, export and import laws, rules and regulations and any and all other product safety laws, rules and regulations.

14.	Modification. Notwithstanding anything contained herein, these Terms may be modified or changed only by a written amendment to the Agreement signed by Seller and Customer.

15.	Termination. If Customer uses the Product for any use other than as specified herein, this Agreement shall be null and void and Customer’s right to use the Product shall immediately cease without further action by Seller.

PRODUCT SALES AGREEMENT

This Product Sales Agreement (this “Agreement”) is made as of 1st April 2022 (the “Effective Date”), by and between ShenZhen Yibaite Software Co. Ltd. with an address of Building 1, Block B-707, Huai De Mall, Fu Yong Road, Bao An, Shen Zhen, China (the “Seller”) and CL Technologies (International) Sdn Bhd, with an address of No 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur, (the “Customer”), also individually referred to as “Party”, and collectively “the Parties.”

NOW, THEREFORE, for and in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby duly acknowledged, Seller and Customer covenant and agree as follows:

A.	Description of the Product. Seller shall sell to Customer, and Customer shall purchase from Seller the following products:

a.	Server AP01 PLUS
b.	Proxy Cloud Server
c.	High Speed Ram Multi Hit Entry Server
d.	Power Bank Charging Station (Kiosk Device w/32” Screen)
e.	Power Bank Charging Station (Table Kiosk No Screen)

B.	Price. The Seller agrees to sell the Goods to the Customer. The Seller will provide an invoice to the Customer at the time of delivery. All invoices must be paid, in full, before the delivery of the products.

C.	Delivery. The Product shall be shipped to Customer by Seller after payment for the Product and shipping is made in full (the “Shipment Date”).

D.	Terms and Conditions. The Terms and Conditions of Sale attached hereto as Exhibit “A” are incorporated into this Agreement by reference as if fully set forth herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first set forth above.

SELLER:		CUSTOMER:
By:	/s/ WEI, RAN	By:	/s/ Ng Chen Lok
Name:	WEI, RAN	Name:	Ng Chen Lok
Date:	1.4.22	Date:	01/04/2022

EXHIBIT A

TERMS AND CONDITIONS OF SALE

1.	Terms and Conditions. These Terms and Conditions of Sale (these “Terms”) apply to the sale and delivery by Seller to Customer of the Product as set forth in the Agreement to which these Terms are attached. These Terms are incorporated into the Agreement and, in combination therewith, constitute the entire agreement between the parties with respect to the sale and delivery of the Product. The Agreement is expressly limited to these Terms, and any and all terms or provisions submitted by Customer which add to, conflict with, or otherwise modify these Terms or the Agreement are expressly rejected.

2.	Risk of Loss. Risk of loss of the Product shall transfer to Customer on the Shipment Date.

3.	Title. Notwithstanding delivery of the Product or any other provision of these Terms, title to the Product shall not pass to Customer until Seller has received payment in full for the invoiced amount for the Product and payment of all other monies then due or owing to Seller.

4.	Disclaimer of Warranties. THE GOODS ARE SOLD ‘AS IS’. THE SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.	Consequential Damages; Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement, Seller and Customer waive all claims against each other for any consequential, incidental, indirect, special, exemplary or punitive damages (including but not limited to, loss of actual or anticipated profits, revenues or product; or loss of use), and regardless of whether any such claim arises out of breach of contract, tort, product liability, indemnity, contribution, strict liability or any other legal theory.

6.	Default; Cancellation and Remedies. The occurrence of any one or more of the following matters, and the continuation of the same for seven (7) days after Customer’s receipt of written notice thereof from Seller, shall constitute a default under the Agreement (a “Default”): (a) failure by Customer to observe and perform any covenant, condition or agreement on its part to be observed or performed hereunder, (b) the insolvency, dissolution, or liquidation or Customer, or the filing of a petition in bankruptcy by or against Customer or he adjudication of Customer as bankrupt, or any general assignment by Customer for the benefit of its creditors, or the application for, or consent to, the appointment of any receiver, trustee, custodian, or similar officer by Customer; or (c) failure (or admission in writing of inability or unwillingness) by Customer to pay amounts due and payable to Seller hereunder. In the event of a Default, Seller may avail itself of any and all rights or remedies available at law or in equity.

7.	Cancellation: Additional Remedies for Customer’s Default. The Agreement is not subject to cancellation except by mutual written agreement of the parties.

8.	Governing Law. The Parties agree that this Agreement shall be governed by the State and/or Country in which both Parties do business. In the event that the Parties do business in different States and/or Countries, this Agreement shall be governed by Malaysia law.

9.	Notices. All notices required hereunder shall be in writing and shall be deemed properly served if delivered in person or by reputable overnight courier service, or if sent by registered or certified mail, with postage prepaid and return receipt requested, to the addresses in the Agreement or to such addresses as a party may designate from time to time pursuant to this Section 13. All notices shall be deemed received on the date of delivery or attempted delivery, if delivered in person, or if mailed, on the date which is two (2) days after the date such notice is deposited in the mail.

10.	Severability. In the event any provision of this Agreement is deemed invalid or unenforceable, in whole or in part, that part shall be severed from the remainder of the Agreement and all other provisions should continue in full force and effect as valid and enforceable.

11.	Authority to Execute. Each party represents and warrants to the other that the Agreement has been duly authorized, executed and delivered by and on behalf of each such party and constitutes the legal, valid and binding agreement of said parties. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute an original of this agreement, but all the counterparts shall together constitute the same agreement. No counterpart shall be effective until each party has executed at least one counterpart.

12.	No Waiver. No course of dealing or failure of Seller or Customer to strictly enforce any term, right or conditions of this Agreement shall be construed as a waiver of such term, right or condition. No express waiver of any term, right or condition of this Agreement shall operate as a waiver of any other term, right or condition.

13.	Compliance with Laws and Regulations. Customer is responsible for complying with any and all applicable federal, state and local laws, codes, ordinances, rules, regulations, and administrative orders, including, without limitation, export and import laws, rules and regulations and any and all other product safety laws, rules and regulations.

14.	Modification. Notwithstanding anything contained herein, these Terms may be modified or changed only by a written amendment to the Agreement signed by Seller and Customer.

15.	Termination. If Customer uses the Product for any use other than as specified herein, this Agreement shall be null and void and Customer’s right to use the Product shall immediately cease without further action by Seller.